UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 27, 2012

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

In a press release dated February 27, 2012, The Cheesecake Factory Incorporated announced two upcoming investment conference presentations.  Details regarding the presentations are below.

•                  Raymond James 33rd Annual Institutional Investors Conference (Orlando)

March 6, 2012 at 9:50 a.m. Eastern Time

Doug Benn, Executive Vice President and CFO, and Jill Peters, Vice President of Investor Relations, will be presenting.

•                  Bank of America Merrill Lynch 2012 Consumer & Retail Conference (New York)

March 7, 2012 at 9:00 a.m. Eastern Time

David Overton, Chairman and CEO, and Doug Benn will be presenting.

Live webcasts of the presentations will be available on the Company’s website at www.thecheesecakefactory.com, and can be accessed by clicking on the “Investors” link from the home page and the respective conference webcast link at the top of the page.  Archives of the webcasts will be available following the live presentations.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                        Press release dated February 27, 2012, entitled “The Cheesecake Factory to Present at Investment Conferences”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby R. Zurzolo
Debby R. Zurzolo
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 27, 2012 entitled “The Cheesecake Factory to Present at Investment Conferences”